The PNC Financial Services Group, Inc. Annual Meeting of Shareholders April 27, 2010 Exhibit 99.1

James E. Rohr Chairman and Chief Executive Officer

Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
This presentation includes “snapshot” information about PNC used by way of illustration.  It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings.  The presentation also contains forward-
looking statements regarding our outlook or expectations relating to PNC’s future business, operations, financial condition, financial performance, capital and liquidity levels, and asset quality.  Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time.
The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at www.pnc.com/investorevents.  We provide greater detail regarding some of these factors in our 2009 Form 10-K, including in the Risk
Factors and Risk Management sections of that report, and in our subsequent SEC filings (accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com/secfilings).  We have included web addresses here and elsewhere in this presentation as inactive textual references only.  Information on these websites is not part of this document.
Future events or circumstances may change our outlook or expectations and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject.  The forward-looking statements in this presentation speak only as of the date of this presentation.  We do not assume any duty and do not undertake to update those statements.
In this presentation, we will sometimes refer to adjusted results to help illustrate the impact of certain types of items, such as the acceleration of accretion of the remaining issuance discount on our TARP preferred stock in connection with the first quarter 2010 redemption of such stock, our fourth quarter 2009 gain related to BlackRock’s acquisition of Barclays Global Investors (the “BLK/BGI gain”), our fourth quarter 2008 conforming provision for credit losses for National City, and other integration costs in the 2010, 2009 and 2008 periods.  This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or a substitute for, our GAAP results.  We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these respective items on our results for the periods presented due to the extent to which the items are not indicative of our ongoing operations.
In certain discussions, we may also provide information on yields and margins for all interest-earning assets calculated using net interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments.  We believe this adjustment may be useful when comparing yields and margins for all earning assets.  We may also provide information on pretax pre-provision earnings (total revenue less noninterest expense), as we believe that pretax pre-provision earnings is useful as a tool to help evaluate the ability to provide for credit costs through operations.
This presentation may also include discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the
Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC–Investor
Relations.”

Overview
PNC delivered a very good year for our
constituencies in a challenging environment
The execution of PNC’s business model resulted in
a solid 2009 financial performance
PNC is well-positioned for an economic recovery
PNC is off to a good start in 2010
PNC Continues to Build a Great Company. PNC Continues to Build a Great Company.

2009 Performance Summary
Execution of the PNC business model delivered strong
financial results – net income of $2.4 billion
Well-positioned balance sheet at year end with an improved
risk profile, increased loan loss reserves, more liquidity and more capital
Strong revenue performance and disciplined expense
management
Pretax pre-provision earnings exceeded credit costs by $3.2
billion
(1) Total revenue of $16.2 billion less noninterest expense of $9.1 billion. Revenue includes a $1.1 billion gain related to BlackRock’s acquisition of BGI on December 1, 2009.  Provision for credit losses was $3.9 billion. Further information is provided in the Appendix.
1

WA
OR
ID
CA
NV
AZ
MN
WI
MI
IL
IN
OH
PA
NY
MA
CT
NJ
DE
DC
MD
WV
VA
KY
MO
NC
TN
SC
AR
GA
LA
FL

Footprint covering nearly 1/3 of the U.S.
population
Retail
Corporate & Institutional
A leader in serving middle-market
customers and government entities
One of the largest bank-held asset
managers in the U.S.
Asset Management
Residential Mortgage
One of the nation’s largest mortgage
platforms
A Larger and More Powerful Franchise
8
th
$270 billion Assets
U.S. Rank
1
Dec. 31, 2009
6,473
2,512
$187 billion
5
th
ATMs
5
th
Branches
5
th
Deposits
(1) Rankings source: SNL DataSource; Headquartered in U.S.
CO
TX
KS
OK
BlackRock
A leader in investment management, risk
management and advisory services worldwide

$25
$50
$75
$100
$125
$150
2004 2005 2006 2007 2008 2009
Strong Relative Stock Performance
December 31
PNC
S&P 500 Index
Peer Group
1
S&P 500 Banks
X
Comparison of cumulative 5-year total return
(1) Peer group represents BBT, BAC, COF, CMA, FITB, JPM, KEY, MTB, PNC, RF, STI, USB and WFC.

WI
IL
IN
MO
PNC BANK
PNC BANK
National City
PNC BANK
National City
PNC BANK

Integration Ahead of Our Original Schedule
Highlights
Almost 2 million hours
of conversion training
conducted
More than 4 million
customers converted
Over 1,000 branches
changed to PNC Bank
Remaining Remaining
conversion conversion
June 2010 June 2010

Substantial 1Q10 Achievements
Successfully delivered on key strategic objectives while executing the PNC business model
Delivered strong financial results
- Well-diversified revenue
- Disciplined expense management
- Improved credit costs
Business segments performed well; continued to grow clients and deepen relationships throughout the footprint
Balance sheet remains well-positioned
$671 million
Net income
$.66 reported
$1.31 adjusted
1.02%
Return on
average assets
Diluted EPS from
net income
1Q10 financial
summary
1
(1) Adjusted for the impact of the accelerated accretion of the remaining issuance discount in connection with the redemption of our TARP preferred stock of $.50 per diluted common share, and after-tax integration costs of $.15 per diluted common share. Further information is provided in the Appendix.

Summary
The execution of our business model resulted
in a strong 2009 performance
Our earnings capacity is expected to deliver a
solid 2010 financial performance
We are well-positioned to deliver significant
shareholder value
PNC Continues to Build a Great Company. PNC Continues to Build a Great Company.

Cautionary Statement Regarding Forward-Looking
Information
Appendix
This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review.  It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.
We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality and/or other matters regarding or affecting PNC that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act.  Forward-looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “will,” “project”
and other similar words and expressions.  Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.
Forward-looking statements speak only as of the date they are made. We do not assume any duty and do not undertake to update our forward-looking statements.  Actual results or future events could differ, possibly materially, from those that we anticipated in our forward-looking statements, and future results could differ materially from our historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.  We provide greater detail regarding some of these factors in our 2009 Form 10-K, including in the Risk Factors and Risk Management sections of that report, and in our subsequent
SEC filings.  Our forward-looking statements may also be subject to other risks and uncertainties, including those that we may discuss elsewhere in this presentation or in our filings with the SEC, accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com/secfilings.  We have included these web addresses as inactive textual references only.  Information on these websites is not part of this document.
•Our businesses and financial results are affected by business and economic conditions, both generally and specifically in the principal markets in which we operate. In particular, our businesses and financial results may be impacted by:
o
Changes in interest rates and valuations in the debt, equity and other financial markets;
o
Disruptions in the liquidity and other functioning of financial markets, including such disruptions in the markets for real estate and other assets commonly securing financial products;
o
Actions by the Federal Reserve and other government agencies, including those that impact money supply and market interest rates;
o
Changes in our customers’, suppliers’ and other counterparties’ performance in general and their creditworthiness in particular;
o
Changes in levels of unemployment; and
o
Changes in customer preferences and behavior, whether as a result of changing business and economic conditions, climate-related physical changes or legislative and regulatory initiatives, or other factors.
•A continuation of turbulence in significant portions of the US and global financial markets, particularly if it worsens, could impact our performance, both directly by affecting our revenues and the value of our assets and liabilities and indirectly by affecting our counterparties and the economy generally.
•Our business and financial performance could be impacted as the financial industry restructures in the current environment, both by changes in the creditworthiness and performance of our counterparties and by changes in the competitive and regulatory landscape.
•Given current economic and financial market conditions, our forward-looking financial statements are subject to the risk that these conditions will be substantially different than we are currently expecting.  These statements are based on our current expectations that interest rates will remain low in the first half of 2010 but will move upward in the second half of the year and our view that the moderate economic recovery that began last year will extend through 2010.

Cautionary Statement Regarding Forward-Looking
Information
(continued)
Appendix
•Legal and regulatory developments could have an impact on our ability to operate our businesses or our financial condition or results of operations or our competitive position or reputation. Reputational impacts, in turn, could affect matters such as business generation and retention, our ability to attract and retain management, liquidity, and funding. These legal and regulatory developments could include:
o
Changes resulting from legislative and regulatory responses to the current economic and financial industry environment;
o
Other legislative and regulatory reforms, including broad-based restructuring of financial industry regulation as well as changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other aspects of the financial institution industry;
o
Increased litigation risk from recent regulatory and other governmental developments;
o
Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental inquiries;
o
The results of the regulatory examination and supervision process, including our failure to satisfy the requirements of agreements with governmental agencies;
o
Changes in accounting policies and principles;
o
Changes resulting from legislative and regulatory initiatives relating to climate change that have or may have a negative impact on our customers’ demand for or use of our products and services in general and their creditworthiness in particular; and
o
Changes to regulations governing bank capital, including as a result of the so-called “Basel 3” initiatives.
•Our business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through the effective use of third-party insurance, derivatives, and capital management techniques, and by our ability to meet evolving regulatory capital standards.
•The adequacy of our intellectual property protection, and the extent of any costs associated with obtaining rights in intellectual property claimed by others, can impact our business and operating results.
•Our ability to anticipate and respond to technological changes can have an impact on our ability to respond to customer needs and to meet competitive demands.
•Our ability to implement our business initiatives and strategies could affect our financial performance over the next several years.
•Competition can have an impact on customer acquisition, growth and retention, as well as on our credit spreads and product pricing, which can affect market share, deposits and revenues.
•Our business and operating results can also be affected by widespread natural disasters, terrorist activities or international hostilities, either as a result of the impact on the economy and capital and other financial markets generally or on us or on our customers, suppliers or other counterparties specifically.
•Also, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance relating to our equity interest in BlackRock, Inc. are discussed in more detail in BlackRock’s filings with the SEC, including in the Risk Factors sections of BlackRock’s reports. BlackRock’s SEC filings are accessible on the SEC’s website and on or through BlackRock’s website at
www.blackrock.com.  This material is referenced for informational purposes only and should not be deemed to constitute a part of this document.
In addition, our acquisition of National City Corporation (“National City”) on December 31, 2008 presents us with a number of risks and uncertainties related both to the acquisition itself and to the integration of the acquired businesses into PNC.  These risks and uncertainties include the following:
•The anticipated benefits of the transaction, including anticipated cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.

Cautionary Statement Regarding Forward-Looking
Information
(continued)
Appendix
•Our ability to achieve anticipated results from this transaction is dependent on the state going forward of the economic and financial markets, which have been under significant stress.  Specifically, we may incur more credit losses from National City’s loan portfolio than expected.  Other issues related to achieving anticipated financial results include the possibility that deposit attrition or attrition in key client, partner and other relationships may be greater than expected.
•Legal proceedings or other claims made and governmental investigations currently pending against National City, as well as others that may be filed, made or commenced relating to National City’s business and activities before the acquisition, could adversely impact our financial results.
•Our ability to achieve anticipated results is also dependent on our ability to bring National City’s systems, operating models, and controls into conformity with ours and to do so on our planned time schedule.  The integration of National City’s business and operations into PNC, which includes conversion of National City’s different systems and procedures, may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to National City’s or PNC’s existing businesses.  PNC’s ability to integrate
National City successfully may be adversely affected by the fact that this transaction has resulted in PNC entering several markets where
PNC did not previously have any meaningful retail presence.
In addition to the National City transaction, we grow our business from time to time by acquiring other financial services companies.
Acquisitions in general present us with risks, in addition to those presented by the nature of the business acquired, similar to some or all of those described above relating to the National City acquisition.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results.  Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company.  The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s or other company’s actual or anticipated results.

Impact of Pending Sale of
PNC Global Investment Servicing
1.1 Net intangible assets
1.3 Goodwill and other intangible assets
Elimination of net intangible assets:
Less:
(1.5) Book equity / intercompany debt
(billions)
$1.6
(0.2)
0.5
(0.3)
0.8
$2.3
Estimated PNC tangible capital improvement
Eligible deferred income taxes on goodwill
and other intangible assets
After-tax gain
Income taxes
Pretax gain
Sales price
Estimated gain and capital enhancement
(1) The transaction is currently expected to close in the third quarter of 2010, subject to regulatory approvals and certain other closing conditions.
1

Risk-Based Capital Ratios
1.6 1.6 Net impact of pending 2010 sale of GIS
2
10.6% 8.3% Proforma ratios
$24.5 $19.2 Proforma
9.9% 7.6% Ratios
$17.6
Tier 1 common
1
$22.9 March 31, 2010 - Capital
Tier 1 risk-based
1
$s in billions
(1) Estimated. (2) Pending sale of PNC Global Investment Servicing Inc. (“GIS”) is anticipated to occur in the third quarter of 2010 subject to regulatory approvals and certain other closing conditions.  We believe that the disclosure of these ratios reflecting the estimated impact of the pending sale of GIS provides additional meaningful information regarding the risk-based capital ratios at that date and the impact of this event on these ratios.
Appendix

Non-GAAP to GAAP Reconcilement
Appendix
Adjustments,
pretax
Income taxes
(benefit) Net income
Net income
attributable to
common shareholders
Diluted EPS from
net income
$671 $333 $.66
$113 ($40) 73 73 .15
250 .50
$744 $656 $1.31
Adjustments,
pretax
Income taxes
(benefit) Net income
Net income
attributable to
common shareholders
Diluted EPS from
net income
$1,107 $1,011 $2.17
($1,076) $389 (687) (687) (1.49)
155 (54) 101 101 .22
$521 $425 $.90
Adjustments,
pretax
Income taxes
(benefit) Net income
Net income
attributable to
common shareholders
Diluted EPS from
net income
$530 $460 $1.03
$52 ($19) 33 33 .08
$563 $493 $1.11
March 31, 2010
For the three months ended, in millions except per share data
Net income, as reported
Adjustments:
Integration costs
TARP preferred stock accelerated discount accretion ²
Net income, as adjusted
For the three months ended, in millions except per share data
Net income, as reported
Adjustments:
Gain on BlackRock/BGI transaction
Integration costs
Net income, as adjusted
For the three months ended, in millions except per share data
Net income, as reported
Adjustments:
Integration costs
Net income, as adjusted
(1) Calculated using a marginal federal income tax rate of 35%. The after-tax gain on the BlackRock/BGI transaction also reflects the impact of state income taxes.
(2) Represents accelerated accretion of the remaining issuance discount on redemption of the TARP preferred stock in February 2010.
December 31, 2009
March 31, 2009
1
1
1
PNC believes that information adjusted for the impact of certain items may be useful due to the extent to which the items are not indicative of our ongoing operations.

Non-GAAP to GAAP Reconcilement
Appendix
Three months ended
March 31, 2010
Year ended
December 31, 2009
in millions
Total revenue $3,763 $16,228
Noninterest expense 2,113                             9,073
Pretax pre-provision earnings $1,650 $7,155
Provision $751 $3,930
Excess of pretax pre-provision earnings over provision $899 $3,225
PNC believes that pretax pre-provision earnings is useful as a tool to help evaluate the ability to provide for credit costs through operations.
For the three months ended, in millions
Pretax
Income taxes
(benefit) Net income
Reported net income (loss) ($246)
Conforming provision for credit losses - National City $504 ($176) 328
Net income excluding conforming provision for credit
losses - National City
$82
December 31, 2008
PNC believes that information adjusted for the impact of certain items may be useful due to the extent to which the items are not indicative of our ongoing operations.
Year ended, in millions Pretax
Income taxes
(benefit)
1
Net income
Reported net income $2,403
Gain on BlackRock/BGI transation ($1,076) $389 (687)
Net income excluding gain on BlackRock/BGI transaction
Year ended, in millions except percentage Net income Average assets
Return on
average assets
Reported  $2,403 $276,876 0.87%
Excluding gain on BlackRock/BGI transaction $1,716 $276,876 0.62%
PNC believes that information adjusted for the impact of certain items may be useful due to the extent to which the items are not indicative of our ongoing operations.
December 31, 2009
December 31, 2009
(1) Calculated using a marginal federal income tax rate of 35%. The after-tax gain on the BlackRock/BGI transaction also reflects the impact of state income taxes.
1